SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported) January 23, 2003



                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                   0-16014                23-2417713
      (State or other          (Commission File           (IRS Employer
      jurisdiction of               Number)             Identification No.)
      incorporation)

               One North Main Street - Coudersport, PA 16915-1141
              (Address of principal executive offices) (Zip code)

                                 (814) 274-9830
              (Registrant's telephone number, including area code)

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Item 5. Other Events

On March 4, 2003, the Bankruptcy Court for the Southern District of New York approved the employment agreements of William T. Schleyer as Chairman and Chief Executive Officer of Adelphia Communications Corporation (the "Company") and Ronald H. Cooper as President and Chief Operating Officer of the Company. The employment agreement of Mr. Schleyer and Amendment No. 1 and Amendment No. 2 to Mr. Schleyer's employment agreement are incorporated herein by reference and attached hereto as Exhibits 10.06, 10.07 and 10.08, respectively. The employment agreement of Mr. Cooper and Amendment No. 1 to Mr. Cooper's employment agreement are incorporated herein by reference and attached hereto as Exhibits 10.09 and 10.10, respectively.

On January 23, 2003, the Board of Directors of the Company voted to amend the Company's bylaws to specify the roles of Chief Executive Officer, President, Chief Operating Officer and Chief Financial Officer of the Company. The Amended and Restated Bylaws are incorporated herein by reference and attached hereto as
Exhibit 3.1.

Item 7(c). Exhibits

3.1 Amended and Restated Bylaws of Adelphia Communications Corporation (As amended through January 23, 2003).

10.01 Amendment No. 1, dated as of October 30, 2002, to the Amended and Restated Credit and Guaranty Agreement, dated as of August 26, 2002, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc. and Adelphia California Cablevision, LLC, the Guarantors listed therein and each of the Financial Institutions from time to time party thereto.

10.02 Amendment No. 2, dated as of October 23, 2002, to the Amended and Restated Credit and Guaranty Agreement, dated as of August 26, 2002, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc. and Adelphia California Cablevision, LLC, the Guarantors listed therein and each of the Financial Institutions from time to time party thereto.

10.03 Amendment No. 3, dated as of December 16, 2002, to the Amended and Restated Credit and Guaranty Agreement, dated as of August 26, 2002, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc. and Adelphia California Cablevision, LLC, the Guarantors listed therein and each of the Financial Institutions from time to time party thereto.

10.04 Amendment No. 4, dated as of February 13, 2003, to the Amended and Restated Credit and Guaranty Agreement, dated as of August 26, 2002, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc. and Adelphia California Cablevision, LLC, the Guarantors listed therein and each of the Financial Institutions from time to time party thereto.

10.05 Amended and Restated Security and Pledge Agreement, dated as of August 26, 2002 among each of the loan parties named therein and CITICORP USA, Inc.

10.06 Terms and Conditions of Employment between William T. Schleyer and Adelphia Communications Corporation, dated January 17, 2003.

10.07 Amendment No. 1, dated as of February 21, 2003, to the Terms and Conditions of Employment between William T. Schleyer and Adelphia Communications Corporation.

10.08 Amendment No. 2 dated as of March 5, 2003, to the Terms and Conditions of Employment between William T. Schleyer and Adelphia Communications Corporation.

10.09 Terms and Conditions of Employment between Ronald Cooper and Adelphia Communications Corporation, dated January 17, 2003.

10.10 Amendment No. 1, dated as of February 21, 2003, to the Terms and Conditions of Employment between Ronald Cooper and Adelphia Communications Corporation.

10.11 Letter Agreement, dated May 21, 2002, confirming the engagement of Conway, Del Genio, Gries & Co., LLC by Adelphia Communications Corporation.

10.12 Indemnification Agreement dated as of October 16, 2002, between Adelphia Communications Corporation and Anthony T. Kronman.

10.13 Indemnification Agreement dated as of October 31, 2002, between Adelphia Communications and Rodney W. Cornelius.


Cautionary Statement Regarding Financial and Operating Data

     As a result of actions taken by the former management of the Company: (a) the Company has not yet completed its financial statements as of or for the year ended December 31, 2002 and does not anticipate timely filing of its Annual Report on Form 10-K as of and for the year ended December 31, 2002; (b) the Company has not yet completed its financial statements as of or for the year ended December 31, 2001, or received its independent public accountants' report thereon or filed with the Securities and Exchange Commission (the "Commission") its Annual Report on Form 10-K for the year ended December 31, 2001; (c) the Company's former independent public accountants, Deloitte & Touche LLP, suspended their auditing work on the Company's financial statements as of and for the year ended December 31, 2001 and withdrew their audit report with respect to the year ended December 31, 2000; (d) the Company has not yet completed its financial statements as of and for the three months ended March 31, 2002, June 30, 2002 or September 30, 2002, or filed with the Commission its Quarterly Report on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002; and (e) the Company expects to restate its financial statements for the years ended December 31, 1999 and 2000, and its interim financial statements for 2001 and possibly other periods. Effective March 4, 2003, the Company hired a new Chief Executive Officer and President and Chief Operating Officer. The new Chief Executive Officer replaced the interim Chief Executive Officer who, along with other members of the current management team, took control of the Company in May 2002. Current management has retained new independent auditors and begun the preparation of new financial statements for the periods in question; as a result of certain actions of prior management that the Company has previously disclosed, the Company is unable to predict at this time when such financial statements will be completed. In addition, current management believes that the public information provided by prior management on other matters of interest to investors, such as the Company's rebuild percentage (the percentage of the Company's cable television systems that


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


the Company believes have been upgraded to current standards), was unreliable. As a result, the Company anticipates that it may have to supplement the financial and other information contained in this Form 8-K and that such supplemental information may be material.

Cautionary Statement Regarding Forward Looking Statements

     This document includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and
Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements regarding Adelphia Communications Corporation and its subsidiaries' (collectively, the "Company's") expected future financial position, results of operations, cash flows, restructuring and financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, plans and objectives of management for future operations and statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements.

     Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company's filings with the Commission, including its recently filed Current Reports on Form 8-K, the most recently filed Quarterly Report on Form 10-Q, the Form 10-K for the year ended December 31, 2000, and the most recent prospectus supplement filed under Registration Statement No. 333-64224, under the section entitled "Risk Factors" contained therein. Factors that may affect the plans or results of the Company include, without limitation: (a) the Company's filing of a petition for relief under Chapter 11 of the United States Bankruptcy Code; (b) the results of litigation against the Company including the recently filed civil complaint by the Commission and the potential for a criminal indictment of the Company; (c) the effects of government regulations and the actions of local cable franchise authorities; (d) the availability of debtor-in-possession financing and surety bonds to support the Company's operations; (e) the results of the Company's internal investigation and the matters described above under "Cautionary Statement Regarding Financial and Operating Data"; (f) actions of the Company's competitors; (g) the pricing and availability of equipment, materials, inventories and programming; (h) product acceptance and customer spending patterns; (i) the Company's ability to execute on its business plans, to provide uninterrupted service to its customers and to conduct, expand and upgrade its networks; (j) technological developments; (k) matters relating to or in connection with the bankruptcy filing and proceedings of Adelphia Business Solutions, Inc.; (l) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete;
(m) the movement of interest rates and the resulting impact on the Company's interest obligations with respect to its pre-petition bank debt; and (n) the delisting of Adelphia Communication Corporation's common stock by Nasdaq. Many of such factors are beyond the control of the Company and its management.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 5, 2003                   ADELPHIA COMMUNICATIONS CORPORATION
                                       (Registrant)


                                       /s/ Christopher T. Dunstan
                                       ---------------------------------------
                                       Christopher T. Dunstan
                                       Executive Vice President, Treasurer and
                                         Chief Financial Officer


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


                                  EXHIBIT INDEX

Exhibit No. Description

3.1 Amended and Restated Bylaws of Adelphia Communications Corporation (As amended through January 23, 2003).

10.01 Amendment No. 1, dated as of October 30, 2002, to the Amended and Restated Credit and Guaranty Agreement, dated as of August 26, 2002, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc. and Adelphia California Cablevision, LLC, the Guarantors listed therein and each of the Financial Institutions from time to time party thereto.

10.02 Amendment No. 2, dated as of October 23, 2002, to the Amended and Restated Credit and Guaranty Agreement, dated as of August 26, 2002, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc. and Adelphia California Cablevision, LLC, the Guarantors listed therein and each of the Financial Institutions from time to time party thereto.

10.03 Amendment No. 3, dated as of December 16, 2002, to the Amended and Restated Credit and Guaranty Agreement, dated as of August 26, 2002, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc. and Adelphia California Cablevision, LLC, the Guarantors listed therein and each of the Financial Institutions from time to time party thereto.

10.04 Amendment No. 4, dated as of February 13, 2003, to the Amended and Restated Credit and Guaranty Agreement, dated as of August 26, 2002, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc. and Adelphia California Cablevision, LLC, the Guarantors listed therein and each of the Financial Institutions from time to time party thereto.

10.05 Amended and Restated Security and Pledge Agreement, dated as of August 26, 2002 among each of the loan parties named therein and CITICORP USA, Inc.

10.06 Terms and Conditions of Employment between William T. Schleyer and Adelphia Communications Corporation, dated January 17, 2003.

10.07 Amendment No. 1, dated as of February 21, 2003, to the Terms and Conditions of Employment between William T. Schleyer and Adelphia Communications Corporation.


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

10.08 Amendment No. 2 dated as of March 5, 2003, to the Terms and Conditions of Employment between William T. Schleyer and Adelphia Communications Corporation.

10.09 Terms and Conditions of Employment between Ronald Cooper and Adelphia Communications Corporation, dated January 17, 2003.

10.10 Amendment No. 1, dated as of February 21, 2003, to the Terms and Conditions of Employment between Ronald Cooper and Adelphia Communications Corporation.

10.11 Letter Agreement, dated May 21, 2002, confirming the engagement of Conway, Del Genio, Gries & Co., LLC by Adelphia Communications Corporation.

10.12 Indemnification Agreement dated as of October 16, 2002, between Adelphia Communications Corporation and Anthony T. Kronman.

10.13 Indemnification Agreement dated as of October 31, 2002, between Adelphia Communications and Rodney W. Cornelius.


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